                                     between

                       STATE MUTUAL LIFE ASSURANCE COMPANY

                           (Worcester, Massachusetts)

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                             (Hartford, Connecticut)

                                      INDEX

                                                              ARTICLE            PAGE
                                                              -------            ----
Accounting Statements                                           11                 6
Amounts at Risk                                                  7                 4
Application of Agreement                                         1                 1
Arbitration                                                     16                10
Automatic Reinsurance                                            2                 1
Cancellations                                                   10                 5
Changes                                                         10                 5
Claim Payments                                                  12                 7
Claim Procedures                                                12                 6
Conditions of Reinsurance                                        6                 3
Contested Claims                                                12                 7
Data Requirements                                               11                 6
Duration of Agreement                                           17                10
Exchanges                                                       10                 5
Experience Refunds                                              14                 9
Extra-Contractual Damages                                       12                 7
Facultative Reinsurance                                          3                 2
Insolvency                                                      12                 8
Jumbo Risk Defined                                               2                 2
Liability of Connecticut General                                 5                 3
Misstatements of Age or Sex                                     12                 8
New Limits of Retention                                          2                 2
Notification                                                     4                 3
Oversights                                                      16                 9
Premium Payment Basis                                            8                 4
Premium Rates                                                    8                 4
Procedure for Facultative Reinsurance                            3                 2
Recaptures                                                      13                 8
Reductions                                                      10                 5
Reinstatements                                                  10                 9
Right to Inspect                                                15                 2
Supplementary Benefits                                           2                 4
Tax Reimbursements                                               9                 3
Yearly Renewable Term                                            7

                                    SCHEDULES

                       A Retention of State Mutual
                       B Automatic Reinsurance in Connecticut General C Reinsurance Application Form
                       D Monthly and Annual Reporting Forms
                       E Reinsurance Premiums

                   YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                     between

                       STATE MUTUAL LIFE ASSURANCE COMPANY

                        (Hereinafter called State Mutual)

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                    (Hereinafter called Connecticut General)

It is agreed by the two companies as follows:

                                    ARTICLE 1

APPLICATION OF AGREEMENT

          Reinsurance under this agreement will be limited to the mortality risk portion of insurance issued by SMA Life Assurance Company, a member of the America Group, and ceded to State Mutual on its Exceptional Life Plan (Form No. 1012-83).

                                    ARTICLE 2

AUTOMATIC REINSURANCE

          Whenever State Mutual requires reinsurance for the excess over its retention of life insurance issued in accordance with State Mutual's usual underwriting standards for individually selected risks and such insurance is issued to a United States or Canadian resident whose surname begins with any of the letters A through Z inclusive, who is not classified as a jumbo risk as hereinafter defined, and on whom State Mutual is retaining its maximum limit of retention as shown in Schedule A, attached hereto, State Mutual will cede and Connecticut General will accept under this agreement one-third of the excess over such retention up to a maximum amount on one life as shown in Schedule B, attached hereto, provided that such reinsurance is not being submitted to any reinsurer on a facultative basis.

SUPPLEMENTARY BENEFITS

          Reinsurance under this provision will include the following supplementary benefits provided State Mutual is retaining its maximum limit of retention for such benefit as shown in Schedule A:

          1. The disability waiver of premium benefit for an amount not greater than that of the corresponding life reinsurance.

          2. The accidental death benefit, provided that the total amount of such benefit in force and applied for in all companies does not exceed $300,000.

JUMBO RISK DEFINED

          For the purpose of this agreement, a jumbo risk is defined as one where the papers of State Mutual indicate that the proposed insured's total life insurance in force and applied for in all companies exceeds the following:

                             INSURANCE AGE                           TOTAL LINE
                             -------------                           -----------
                                  0-75                               $ 7,500,000

NEW LIMITS OF RETENTION

          State Mutual will have the right to modify its limits affecting reinsurance by giving Connecticut General fourteen days' notice in writing. The amount of reinsurance to be ceded automatically to Connecticut General on any life after such new limits take effect will be determined by mutual agreement between the two companies.

                                    ARTICLE 3

FACULTATIVE REINSURANCE

          Whenever State Mutual desires reinsurance on a risk not eligible for automatic cession under the provisions of Article 2, State Mutual may apply to Connecticut General for facultative reinsurance.

PROCEDURE FOR FACULTATIVE REINSURANCE

          Whenever State Mutual applies to Connecticut General for facultative reinsurance, it will forward Connecticut General an application form in substantial accord with Schedule C, attached hereto, together with copies of the original application, medical examiners' reports, inspection reports, and all other papers bearing on the insurability of the risk. Connecticut General will examine the papers immediately upon receipt of such application and, as soon as possible, notify State Mutual of its decision.

                                    ARTICLE 4

NOTIFICATION

          State Mutual will not be required to send individual notification for each reinsurance cession except that State Mutual will notify Connecticut General when reinsurance is not required on a risk for which reinsurance has been applied on a facultative basis.

                                    ARTICLE 5

LIABILITY OF CONNECTICUT GENERAL

          The liability of Connecticut General on any reinsurance under this agreement, subject to the prior approval of Connecticut General in the case of facultative reinsurance, will commence simultaneously with that of State Mutual. Subject to the provisions of Articles 10 and 13, and subject to the payment of reinsurance premiums as provided under Articles 8 and 11 of this agreement, each reinsurance will be continued in force as long as State Mutual is liable under its respective policy and will terminate when the liability of State Mutual terminates.

                                    ARTICLE 6

CONDITIONS OF REINSURANCE

          Reinsurance under this agreement will be subject to all the applicable provisions contained in the respective policies of State Mutual.

          Connecticut General will not be called upon to participate in policy loans on policies reinsured hereunder.

          State Mutual will furnish Connecticut General with specimen copies of all of its current application, policy and rider forms, and tables of rates and values which may be required for the proper administration of the reinsurance under this agreement and will advise Connecticut General of all subsequent modifications thereof and new forms under which reinsurance may be effected. In addition, State Mutual will promptly notify Connecticut General of any non-contractual modifications of its policy forms and any systematic revision of available benefits.

                                    ARTICLE 7

YEARLY RENEWABLE TERM

          Life reinsurance under this agreement will be on the Yearly Renewable Term plan for the amounts at risk on the portion of the original policy reinsured in Connecticut General.

AMOUNTS AT RISK

          In the year of issue the amount at risk is defined as the amount of insurance reinsured. In all subsequent policy years, the amount at risk is defined as the amount of insurance reinsured less one-third of the accumulated policy value on the entire policy at the end of the prior year for automatic reinsurance and less all accumulated policy values for facultative reinsurance and any exchanges.

          Increases in the death benefit that are underwritten in accordance with State Mutual's usual underwriting standards for individually selected risks for new issues will be considered as new insurance for the purpose of determining the reinsurance amount at risk.

                                    ARTICLE 8

PREMIUM RATES

          Premiums for reinsurance under this agreement will be computed at the rates shown in Schedule E, attached hereto. The renewal rates which are guaranteed for life reinsurance, however, are those shown in Schedule E, except that where such rates are less than the 1958 CSO net premiums at 3% for the applicable rating, it is such net premium rates which are guaranteed.

PREMIUM PAYMENT BASIS

          Reinsurance premiums will be payable on an annual basis and in accordance with the provisions of Article 11.

          Whenever reinsurance hereunder is reduced or terminated, Connecticut General will refund the unearned reinsurance premium.

          Whenever reinsurance hereunder is reinstated, State Mutual will pay Connecticut General the proportionate part of the reinsurance premium, based on the premiums payable for the year of reinstatement, for the period from the date of reinstatement to the policy anniversary date next following. Thereafter, reinsurance premiums will be payable in accordance with Articles 8 and 11.

          In the event of Disability, State Mutual will continue to pay to Connecticut General the Schedule E premiums for all coverages which continue during disability, notwithstanding any payments made by Connecticut General to State Mutual under the provisions of Article 12.

                                    ARTICLE 9

TAX REIMBURSEMENTS

          Connecticut General will reimburse State Mutual for Connecticut General's share of premium taxes paid by State Mutual to those states and provinces which do not allow reinsurance premiums paid by State Mutual to Connecticut General to be deducted from State Mutual's taxable premiums.

                                   ARTICLE 10

CHANGES

          Whenever a change is made in the plan of a policy or portion of a policy reinsured hereunder, reinsurance hereunder on that policy or policy portion will terminate; however, the new policy will be reinsured in Connecticut General under the provisions of a reinsurance agreement between the two companies which provides reinsurance on that particular plan. Whenever a change is made in the underwriting classification of a policy reinsured hereunder, a corresponding change will be made in the reinsurance subject to the prior approval of Connecticut General if such reinsurance was effected on a facultative basis.

EXCHANGES

          State Mutual will inform Connecticut General of company exchange programs with respect to currently reinsured in force policies so that good faith negotiations can be undertaken to continue coverage.

REDUCTIONS, CANCELLATIONS

          Whenever a policy upon which reinsurance is based is reduced or terminated or whenever all or part of the insurance which was in force at the date reinsurance was effected and not covered by previous reinsurance is reduced or terminated, the reinsurance will be reduced by a like amount as of the date of such reduction or termination in a chronological anniversary date order. Off-anniversary cancellation will have pro-rata reinsurance premium adjustments, but not any insurance amount adjustment. Cancellations on the anniversary will not have any reinsurance premium or insurance amount adjustments. If reinsurance has been effected in more than one company on a given risk, the reduction in any given policy will be that proportion of the reduction indicated which the reinsurance on that policy in Connecticut General is of the total amount reinsured on such policy.

          Notwithstanding the above, reinsurance under this agreement will be cancelled automatically whenever the reinsurance amount at risk becomes less than $10,000.

REINSTATEMENTS

          Whenever a policy reinsured hereunder lapses, or is continued on the paid-up or extended term insurance basis, and is later approved for reinstatement by State Mutual in accordance with its usual underwriting standards, reinsurance of the excess over State Mutual's original retention resulting from such reinstatement will be automatically reinstated by Connecticut General for an amount not exceeding that part of the policy originally reinsured in Connecticut General.

          State Mutual will promptly notify Connecticut General of such reinstatement, and the reinsurance so reinstated will become effective as of the date of State Mutual's underwriting approval of reinstatement.

                                   ARTICLE 11

ACCOUNTING STATEMENTS

          On or before the 30th day of each month State Mutual will forward Connecticut General an itemized statement in substantial accord with Schedule D-Section I, in duplicate, covering the following for the month immediately preceding:

          a.   First year premiums due on new reinsurance.

          b. Renewal premiums due on existing reinsurance with renewal anniversaries during the previous month.

          c. Premium adjustments outstanding on changes in reinsurance and previous accounting statement entries.

          State Mutual will include with its statement, a remittance for the balance due Connecticut General. If the balance is due State Mutual, then Connecticut General will promptly remit the amount of such balance to State Mutual.

          The payment of reinsurance premiums in accordance with the terms of the preceding paragraph will be a condition precedent to the liability of Connecticut General under reinsurance covered by this agreement. If reinsurance premiums due Connecticut General are not paid by State Mutual within sixty days of the due date described above, Connecticut General will have the right to terminate the reinsurance under the policies for which premiums are in default. If Connecticut General elects to exercise its right of termination, it will give State Mutual thirty days' written notice of termination. If all reinsurance premiums in default, including any which may become in default during the thirty-day period, are not paid before the expiration of such period, Connecticut General will thereupon be relieved of future liability under all reinsurance for which premiums remain unpaid.

DATA REQUIREMENTS

1. State Mutual will provide Connecticut General each month with a listing of new policies included in the monthly accounting statement in substantial accord with Schedule D-Section II.

2. At the end of each year State Mutual will provide Connecticut General with the required annual statement data in substantial accord with Schedule D-Sections III and IV.

3. State Mutual will provide Connecticut General with additional details pertaining to the policies reinsured hereunder when and as requested by Connecticut General.

                                   ARTICLE 12

CLAIM PROCEDURES

          State Mutual will notify Connecticut General of each claim promptly after first receipt of such information.

          Connecticut General will abide the issue as settled between State Mutual and its claimant, whether with or without contest, and the claim proofs accepted by State Mutual will also be accepted by Connecticut General, provided, however, that in any case where the amount of life or other reinsurance carried by State Mutual in Connecticut General and in force at the time of claim is greater than four times the amount of such coverage retained by State Mutual, State Mutual will obtain Connecticut General's recommendation before conceding any liability to or making any settlement with its claimant.

          State Mutual will furnish Connecticut General with copies of the claim proofs and will notify Connecticut General of the payment of the claim, and Connecticut General will then pay its portion of the claim to State Mutual.

CLAIM PAYMENTS

          In settlement of any death claim, Connecticut General will pay one sum regardless of the method of settlement under the original policy. In settlement of any Disability Waiver of Premium claim, Connecticut General will pay State Mutual the reinsured portion of each gross premium waived. A pro-rata premium adjustment will be made at death, but no insurance amount adjustment will be made because of fluctuations in the Exceptional Life death benefit.

CONTESTED CLAIMS

          State Mutual WILL NOTIFY Connecticut General of its intention to context, compromise or litigate a claim involving reinsurance, and Connecticut General will pay its share of the payment and specific expenses, including legal or arbitration costs, special investigations or similar expenses, but excluding salaries of employees, therein involved, unless it declines to be a party to the contest, compromise or litigation, in which case it will pay State Mutual the full amount of the reinsurance. In the event that Connecticut General agrees to be a party to the contest, it will also pay its pro rata portion of any penalties, attorneys fees, and interest imposed automatically by statute against State Mutual and arising solely out of a judgement being rendered against State Mutual as a result of the contested claim.

EXTRA-CONTRACTUAL DAMAGES

          Connecticut General assumes no liability under this Agreement or otherwise for any extra-contractual damages assessed against State Mutual based upon bad faith, failure to exercise good judgement, or tortious conduct. In determining the reason for the assessment of any damages against State Mutual, the parties will not be required to follow the reason indicated by the court which awarded such damage. Rather, the parties will act in good faith to determine the actual reason for the award.

MISSTATEMENTS OF AGE OR SEX

          Whenever the amount of insurance on a policy reinsured hereunder is increased or reduced because of a misstatement of age or sex established after the death of the insured, the two companies will share in such increase or reduction in proportion to the respective net liabilities carried by the two companies on the policy immediately prior to the adjustment.

INSOLVENCY

          All reinsurance under this agreement will be payable by Connecticut General directly to State Mutual, its liquidator, receiver or statutory successor on the basis of the liability of State Mutual under the policy or policies reinsured, without diminution because of the insolvency of State Mutual. It is understood, however, that in the event of such insolvency, the liquidator or receiver or statutory successor of State Mutual will give written notice of the pendency of a claim against State Mutual on the policy reinsured within a reasonable time after such claim is filed in the insolvency proceedings, and that during the pendency of such claim Connecticut General may investigate such claim and interpose, at its own expense, in the proceedings where such claim is to be adjudicated, any defense or defenses which it may deem available to State Mutual or its liquidator or receiver or statutory successor.

          It is further understood that the expense thus incurred by Connecticut General will be chargeable, subject to court approval, against State Mutual as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to State Mutual solely as a result of the defense undertaken by Connecticut General. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense will be apportioned in accordance with the terms of the reinsurance agreement as though such expense had been incurred by State Mutual.

                                   ARTICLE 13

RECAPTURES

          Whenever State Mutual increases its maximum limit of retention for new business, it will have the option of recapturing a corresponding amount of insurance on each life reinsured under this agreement, provided that reinsurance will not be so recaptured before the end of the respective tenth policy year of any given policy. Reinsurance will be eligible for recapture on each life on which State Mutual has maintained its maximum limit of retention, as shown in Schedule A, for the age, plan and mortality classification of the risk at time of issue. Special limits for specific underwriting hazards or impairments will not be considered to be maximum limits of retention.

          State Mutual will, within ninety days after the effective date for its increase in retention of new issues, notify Connecticut General of its intention to exercise its option to recapture and the effective date such recapture is to commence. Reinsurance in force will then be reduced, as herein provided, on the respective anniversary date next following, or the tenth anniversary date, where applicable. If recapture as provided above is elected by State Mutual, then all reinsurance eligible for such recapture will be similarly recaptured. Recapture will commence with the effective date established by State Mutual and will continue uninterrupted by State Mutual until all eligible policies have been recaptured.

          Notwithstanding the above, whenever reinsurance is issued hereunder on the conversion of a policy originally reinsured under this or any other agreement between the two companies, the recapture provisions applicable to the original reinsurance will continue to apply to the reinsurance of the new policy.

          Reinsurance on a risk eligible for recapture will be reduced by chronological anniversary date order until State Mutual's share in the risk is increased to its new maximum limit of retention for the age, plan and mortality classification at time of issue. If reinsurance is in force with other companies on a given risk, the reduction in any given policy will be that proportion of the reduction indicated which the reinsurance on that policy in Connecticut General is of the total amount reinsured on such policy.

                                   ARTICLE 14

EXPERIENCE REFUNDS

          Life reinsurance accepted under this agreement will not be eligible for experience refunds.

                                   ARTICLE 15

RIGHT TO INSPECT

          Connecticut General may, at all reasonable times, inspect in the offices of State Mutual the original papers, records, books, files and other documents referring to the business covered by this agreement.

                                   ARTICLE 16

OVERSIGHTS

          If nonpayment of premiums within the time specified or failure to comply with any of the other terms of this agreement is shown to be unintentional and the result of oversight or misunderstanding on the part of either State Mutual or Connecticut General, this agreement will not be considered abrogated thereby, but both State Mutual and Connecticut General will be restored to the position they would have occupied had no such oversight or misunderstanding occurred.

ARBITRATION

          Should a disagreement arise between the two companies regarding the rights or liabilities of either company under any transaction under this agreement, the same will be referred to arbitrators, one to be chosen by each company from among the officers of other life insurance companies and a third to be chosen by the said two arbitrators before entering upon arbitration. If one of the parties declines to appoint an arbitrator, or if the two appointed arbitrators are unable to agree on the choice of a third, then the President of the American Council of Life Insurance will be requested to make such selection. The arbitrators will regard this document as an honorable agreement and not merely as a legal obligation, and their decision will be final and binding upon both companies.

          The place of meeting of the arbitrators will be decided by a majority vote of the members thereof. All expenses and fees of the arbitrators will be borne equally by State Mutual and Connecticut General (unless the arbitrators decide otherwise).

                                   ARTICLE 17

DURATION OF AGREEMENT

          This agreement will take effect as of August 1, 1983. It is not limited in duration, but may be amended at any time by mutual consent of the two companies and may be terminated as to further new reinsurance at any time by either company upon three months' notice by registered letter. Such termination as to new reinsurance will not affect existing reinsurance which will remain in force until the termination or expiry of each individual reinsurance in accordance with the terms and conditions of this agreement for any claims or premium refunds which are not reported to Connecticut General within 180 days following the termination or expiry of all reinsurance reinsured hereunder.

In witness whereof, this Agreement is signed in duplicate on the dates indicated at the home office of each company.

                                      STATE MUTUAL LIFE ASSURANCE COMPANY

                                      By    /s/
                                         -----------------------------------

                                      Date  November 10, 1983
                                           ---------------------------------

                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      By    /s/
                                         -----------------------------------

                                      Date  October 28, 1983
                                           ---------------------------------

                                   SCHEDULE A

                Maximum Limits of Retention of the America Group
                      (For All Plans at Ages Where Issued)


                            INDIVIDUAL LIFE INSURANCE

                       STANDARD RISKS,
                       SPECIAL CLASSES                     SPECIAL CLASSES                   SPECIAL CLASSES
                       A, B, C, & D AND                     E, F, & H AND                       J, L, & P
                        FLAT EXTRAS OF                     FLAT EXTRAS OF                     FLAT EXTRAS OF
    AGES            $10.00 OR LESS (a)(b)                $10.01 - $20.00 (c)                 $20.01 AND OVER
    ----            ---------------------                -------------------                 ---------------
      0                  $   400,000                          $ 200,000                         $ 100,000
     1-17                    800,000                            600,000                           200,000
    18-60                  1,000,000                            700,000                           400,000
    61-70                    700,000                            500,000                           200,000
    71-75                    300,000                            200,000                           100,000
    76-80                    200,000                            100,000                            50,000

     (a) Youth Insurance Builder retention limit in terms of Ultimate Sum Insured - available for standard risks only.

     (b)  Spouse's Insurance Rider not available above Class D.

     (c)  Term policies and riders not available above Class H.

Notes:    (1)  The above maximum limits are also the maximums on any one life for all plans combined, including the initial commuted value of Family Income Riders and the total extra liability for Supplemental Level Term and Payor Riders.

          (2) There are conditions where the retention may be limited, such as in aviation, Armed Forces Personnel, certain avocations and medical classifications.

          (3) The America Group will retain those additional amounts which will avoid reinsurance cessions of less than $25,000 per reinsurer.

                                Coronary History

                      Combined Table and Flat Extra Rating

                                  AGES                  RETENTION
                                  ----                  ---------
                              60 and Under              $ 250,000
                                  61-70                   100,000
                                  71-80                    50,000

                                CIVILIAN AVIATION

        PASSENGERS                                 UNDERWRITING ACTION                       RETENTION
        ----------                                 -------------------                       ---------
Company Owned Planes
   To 200 hours annually                                Standard                            $ 1,000,000
   Over 200 hours annually                      Individual Consideration*                       500,000

Charter Flying
   To 100 hours annually                                Standard                            $   500,000
   Over 100 hours annually                      Individual Consideration*                       300,000

Private Business or Pleasure
   To 100 hours annually                                Standard                            $   500,000
   Over 100 hours annually                      Individual Consideration*                       300,000

Pilots and Crew Members                                                                     $   300,000

*Requires complete details of type of planes and equipment, flying terrain and qualification of pilots.

                                  ARMED FORCES

1. Active duly personnel, Reserves
   alerted, National Guard alerted,
   ROTC final college year, West
   Point Cadets, Annapolis
   Midshipmen, Air Force and Coast
   Guard Academy Cadets

                                                       RETENTION
                                                       ---------

                                                                   ENLISTED PERSONNEL
                                                                    (PAY GRADES E-1
                                                                    THROUGH E-4 ARE
          AGES                               OFFICERS                 NOT ELIGIBLE)
          ----                               --------              ------------------
      24 and under                           $ 25,000                   $ 15,000
         25 - 29                               35,000                     25,000
         30 - 39                               50,000                     30,000
      40 and Over                              75,000                     45,000

2. Submarine Service and Hazardous Special   Officers and Enlisted Personnel:
   Services                                          E-5 and Up
                                             ----------------------------

                                             $10,000 or up to 1/2 the above
                                             limits, whichever is greater.

3. Paratroopers and Airborne
   Infantry - All Ages - Officers
   and Enlisted Personnel (E-5 and
   up)                                       $ 10,000                   $ 10,000

4. Doctors, Dentists, Allied
   Specialists                               $ 100,000                  -0-

5. Civilians

   Participants in Reserve Programs
   entering an active duty for up
   to six months only, with
   remaining military service
   obligation to be completed in
   Ready Reserve.

   All Ages and Ranks                        $ 50,000


                      DISABILITY WAIVER OF PREMIUM BENEFIT

                 Amount corresponding to life insurance retained

                           ACCIDENTAL DEATH BENEFITS*

                            AGES           RETENTION
                            ----           ---------
                            5-15           $  25,000
                           16-19              50,000
                           20-29             100,000
                           30-65             200,000


*For accidental death benefits, the America Group will retain those additional amounts which will avoid reinsurance cessions for amounts of less than $10,000.

                                   SCHEDULE B

         Maximum Limits of Automatic Reinsurance in Connecticut General


                                 LIFE INSURANCE

In cases where the America Group is retaining its maximum limits of retention as shown in Schedule A, Connecticut General will provide automatic reinsurance equal to one and one-half (1 1/2 ) times such maximum limits of retention subject to the following limits:

                    AGES              STANDARD - 500%
                    ----              ---------------
                     0-4                $   750,000
                     5-70                 1,500,000
                    71-75                   500,000

Civilian Aviation limits will be considered maximum limits of retention for purpose of determining automatic reinsurance.

                      DISABILITY WAIVER OF PREMIUM BENEFIT

                Amount corresponding to life insurance reinsured


                            ACCIDENTAL DEATH BENEFIT

                             AGES          RETENTION
                             ----          ---------
                             5-19          $ 150,000
                            20-29            200,000
                            30-65            100,000

                                 SCHEDULE C & D


                                 Omitted 9 Pages

                                   SCHEDULE E

                   YEARLY RENEWABLE TERM REINSURANCE PREMIUMS
            Special State Mutual Program, Non-Experience Rated Basis


LIFE REINSURANCE: Premium rates for Automatic cessions will be 55% and premium rates for Facultative cessions will be 63% of the premium rates shown on pages 2-13 of this schedule. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the appropriate rate per $1,000 applied to the amount at risk. On substandard cessions involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premium is 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.

For joint life cessions with proceeds payable at the first death where the amount of reinsurance is the same for all lives covered, the total life reinsurance premium is 95% of the sum of the attained age single life rates applied to the amount at risk. In all other situations the reinsurance premiums are calculated as for single life cessions for each life covered.

DISABILITY WAIVER OF PREMIUM AND ACCIDENTAL DEATH AND DISMEMBERMENT: In the first policy year the reinsurance premium is zero. In renewal years the reinsurance premium equals 90% of the gross disability or ADB premium charged on the original policy.

                                INTERIM INSURANCE

Premiums for interim periods are calculated at the second policy year rate for the insured's age at the beginning of the interim period. The premium for the first full policy year will be calculated at the first year rate for the insured's age at the beginning of the policy year.

                       TERM RENEWALS AND TERM CONVERSIONS

Term renewals and term conversions are considered as continuations of the original insurance for the purpose of determining the duration and appropriate premiums thereon, except that flat extra premiums and premiums for disability waiver of premium and accidental death benefits are zero for the first policy year of the new cessions.

                                   SCHEDULE E

                                   SCHEDULE E

               YEARLY RENEWAL TERM REINSURANCE PREMIUMS PER $1,000

                                Omitted 16 Pages

                                 AMENDMENT NO. 1

   to the Yearly Renewable Term Reinsurance Agreement Effective August 1, 1983

                                     between

                       STATE MUTUAL LIFE ASSURANCE COMPANY

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY


It is agreed by the two companies that the attached Schedule B will be substituted for the corresponding schedule attached to this agreement.

This amendment will be effective simultaneously with the August 1, 1983 effective date of the treaty.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.


                                      STATE MUTUAL LIFE ASSURANCE COMPANY

                                      By    /s/ Robert P. Mills, Jr.
                                         -----------------------------------

                                      Date  October 16, 1984
                                           ---------------------------------


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      By    /s/
                                         -----------------------------------

                                      Date  October 15, 1984
                                           ---------------------------------

                                   SCHEDULE B

         Maximum Limits of Automatic Reinsurance in Connecticut General


                                 LIFE INSURANCE

In cases where the America Group is retaining its maximum limits of retention as shown in Schedule A, Connecticut General will provide automatic reinsurance equal to one and one-half (1 1/2) times such maximum limits of retention subject to the following limits:

                     AGES                         STANDARD - 500%
                     ----                         ---------------
                      0-4                           $   750,000
                      5-70                            1,500,000
                     71-75                              500,000

Civilian Aviation limits will be considered maximum limits of retention for purpose of determining automatic reinsurance.

In cases where the America Group applied for reinsurance while retaining less than its maximum limits of retention, Connecticut General will provide automatic reinsurance equal to the retention of the America Group on the current application for insurance.

                      DISABILITY WAIVER OF PREMIUM BENEFIT

                Amount corresponding to life insurance reinsured


                            ACCIDENTAL DEATH BENEFIT

                             AGES          RETENTION
                             ----          ---------
                             5-19          $ 150,000
                            20-29            200,000
                            30-65            100,000

                                   SCHEDULE B

                                 AMENDMENT NO. 2

   to the Yearly Renewable Term Reinsurance Agreement Effective August 1, 1983

                                     between

                       STATE MUTUAL LIFE ASSURANCE COMPANY

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

It is agreed by the two companies as follows:

1. Effective for policies issued with policy dates of May 14, 1984, the following Article 1 entitled APPLICATION OF AGREEMENT will be substituted for the corresponding article of this agreement:

          APPLICATION OF AGREEMENT

               Reinsurance under this agreement will be limited to the mortality risk portion of insurance issued by SMA Life Assurance Company, a member of the America Group, and ceded to State Mutual on its Exceptional Life Plan (Form No. 1012-83) and Exceptional Retirement Life Plan (Form No. 1016-84).

2. Effective for Exceptional Retirement Life policies issued with policy dates of May 14, 1984 or later, the attached Schedule E - Section II will be added to and made a part of this agreement.

3. Effective for Exceptional Life policies issued with policy dates of September 1, 1984 or later the attached Schedule E - Section I will be substituted for the original Schedule E attached to this agreement which was in effect prior to May 14, 1984.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.


                                      STATE MUTUAL LIFE ASSURANCE COMPANY

                                      By    /s/ Robert P. Mills, Jr.
                                         -----------------------------------

                                      Date  December 26, 1984
                                           ---------------------------------


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      By    /s/
                                         -----------------------------------

                                      Date  Dec. 11, 1984
                                           ---------------------------------

                                   SCHEDULE E

                   YEARLY RENEWABLE TERM REINSURANCE PREMIUMS
            Special State Mutual Program, Non-Experience Rated Basis


Applicable to reinsurance of policies issued on the Exceptional Life Plan.


LIFE REINSURANCE: Premium rates are shown on pages 2 - 9 of this section. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the appropriate rate per $1,000 applied to the amount at risk. Substandard premiums are direct multiples of the standard premium. On substandard cessions involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premiums 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.

For joint life cessions with proceeds payable at the first death where the amount of reinsurance is the same for all lives covered, the total life reinsurance premium is 95% of the sum of the attained age single life rates applied to the amount at risk. In all other situations the reinsurance premiums are calculated as for single life cessions for each life covered.

DISABILITY WAIVER OF PREMIUM AND ACCIDENTAL DEATH AND DISMEMBERMENT: In the first policy year the reinsurance premium is zero. In renewal years the reinsurance premium equals 90% of the gross disability premium charged on the original policy.


                  EXCHANGES, TERM RENEWALS AND TERM CONVERSIONS

Exchanges, term renewals and term conversions are considered as continuations of the original insurance for the purpose of determining the duration and appropriate premiums thereon, except that flat extra premiums and premiums for disability waiver of premium and accidental death benefits are zero for the first policy year of the new cessions.

                             SCHEDULE E - SECTION I

                                 Omitted 8 Pages

                                   SCHEDULE E

                   YEARLY RENEWABLE TERM REINSURANCE PREMIUMS
            Special State Mutual Program, Non-Experience Rated Basis


Applicable to reinsurance of policies issued on the Exceptional Retirement Life Plan.


LIFE REINSURANCE: Premium rates are shown on pages 2 - 9 of this section. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the appropriate rate per $1,000 applied to the amount at risk. Substandard premiums are direct multiples of the standard premium. On substandard cessions involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premiums 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.

For joint life cessions with proceeds payable at the first death where the amount of reinsurance is the same for all lives covered, the total life reinsurance premium is 95% of the sum of the attained age single life rates applied to the amount at risk. In all other situations the reinsurance premiums are calculated as for single life cessions for each life covered.

DISABILITY WAIVER OF PREMIUM AND ACCIDENTAL DEATH AND DISMEMBERMENT: In the first policy year the reinsurance premium is zero. In renewal years the reinsurance premium equals 90% of the gross disability premium charged on the original policy.


                  EXCHANGES, TERM RENEWALS AND TERM CONVERSIONS

Exchanges, term renewals and term conversions are considered as continuations of the original insurance for the purpose of determining the duration and appropriate premiums thereon, except that flat extra premiums and premiums for disability waiver of premium and accidental death benefits are zero for the first policy year of the new cessions.

                             SCHEDULE E - SECTION II


                                 Omitted 8 Pages

                                 AMENDMENT NO. 3

   to the Yearly Renewable Term Reinsurance Agreement Effective August 1, 1983

                                     between

                       STATE MUTUAL LIFE ASSURANCE COMPANY

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

It is agreed by the two companies that the attached Schedule A will be substituted for the corresponding schedule attached to this agreement.

This amendment will be effective for policies issued with policy dates of October 18, 1984 or later.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.


                                      STATE MUTUAL LIFE ASSURANCE COMPANY

                                      By    /s/ Robert P. Mills, Jr.
                                         -----------------------------------

                                      Date  April 10, 1985
                                           ---------------------------------


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      By    /s/ James R. Grant
                                         -----------------------------------

                                      Date  April 5, 1985
                                           ---------------------------------

                                   SCHEDULE A

                Maximum Limits of Retention of the America Group
                      (For All Plans at Ages Where Issued)


                            INDIVIDUAL LIFE INSURANCE

                        STANDARD RISKS,
                        SPECIAL CLASSES                    SPECIAL CLASSES                   SPECIAL CLASSES
                        A, B, C, & D AND                    E, F, & H AND                       J, L, & P
                         FLAT EXTRAS OF                    FLAT EXTRAS OF                     FLAT EXTRAS OF
     AGES            $10.00 OR LESS (a)(b)               $10.01 - $20.00 (c)                 $20.01 AND OVER
     ----            ---------------------               -------------------                 ---------------
      0                   $   400,000                         $ 200,000                         $ 100,000
     1-17                     800,000                           600,000                           200,000
    18-60                   1,000,000                           700,000                           400,000
    61-70                     700,000                           500,000                           200,000
    71-75                     300,000                           200,000                           100,000
    76-80                     200,000                           100,000                            50,000

     (a) Youth Insurance Builder retention limit in terms of Ultimate Sum Insured - available for standard risks only.

     (b)  Spouse's Insurance Rider not available above Class D.

     (c)  Term policies and riders not available above Class H.

Notes:    (1)  The above maximum limits are also the maximums on any one life for all plans combined, including the initial commuted value of Family Income Riders and the total extra liability for Supplemental Level Term and Payor Riders.

          (2) There are conditions where the retention may be limited, such as in aviation, Armed Forces Personnel, certain avocations and medical classifications.

          (3) The America Group will retain those additional amounts which will avoid reinsurance cessions of less than $25,000 per reinsurer.

                                Coronary History

                      Combined Table and Flat Extra Rating

                          AGES                  RETENTION
                          ----                  ---------
                      60 and Under              $ 250,000
                          61-70                   100,000
                          71-80                    50,000

                                CIVILIAN AVIATION

        PASSENGERS                                 UNDERWRITING ACTION                       RETENTION
        ----------                                 -------------------                       ---------
Company Owned Planes
   To 200 hours annually                                Standard                            $ 1,000,000
   Over 200 hours annually                      Individual Consideration*                       500,000

Charter Flying
   To 100 hours annually                                Standard                            $   500,000
   Over 100 hours annually                      Individual Consideration*                       300,000

Private Business or Pleasure
   To 100 hours annually                                Standard                            $   500,000
   Over 100 hours annually                      Individual Consideration*                       300,000

Pilots and Crew Members                                                                     $   300,000

*Requires complete details of type of planes and equipment, flying terrain and qualification of pilots.

                                  ARMED FORCES

1. Active duty personnel, Reserves
   alerted, National Guard alerted,
   ROTC final college year, West
   Point Cadets, Annapolis
   Midshipmen, Air Force and Coast
   Guard Academy Cadets

                                                     RETENTION
                                                     ---------

                                                                 ENLISTED PERSONNEL
                                                                  (PAY GRADES E-1
                                                                  THROUGH E-4 ARE
          AGES                               OFFICERS               NOT ELIGIBLE)
          ----                               --------            ------------------
      24 and under                           $ 100,000                $  50,000
      25 and Over                              150,000                  100,000

      (Submarine Service, Hazardous Special Services,
      Paratroopers and Airborne Infantry are not eligible.)

                                                     RETENTION
                                                     ---------

                                             OFFICERS            ENLISTED PERSONNEL*
                                             --------            -------------------
2. Doctors, Dentists, Allied
   Specialists                               $ 200,000                  - - - -

3. Civilian participants in Reserve
   Programs entering an active duty
   for up to six months only, with
   remaining military service
   obligation to be completed in
   Ready Reserve.

   All Ages                                  $ 150,000                $ 100,000

   *Enlisted Personnel (Pay Grades E-1 through E-3 are not eligible).


                      DISABILITY WAIVER OF PREMIUM BENEFIT

                 Amount corresponding to life insurance retained


                           ACCIDENTAL DEATH BENEFITS**

                            AGES           RETENTION
                            ----           ---------
                            5-15           $  25,000
                           16-19              50,000
                           20-29             100,000
                           30-65             200,000


**For accidental death benefits, the America Group will retain those additional amounts which will avoid reinsurance cessions for amounts of less than $10,000.

                              CIGNA RE Corporation

                     Correspondence to Robert P. Mills, Jr.

                                 Omitted 2 Pages

                                 AMENDMENT NO. 4

   to the Yearly Renewable Term Reinsurance Agreement Effective August 1, 1983

                                     between

                       STATE MUTUAL LIFE ASSURANCE COMPANY

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY


It is agreed by the two companies as follows:

1. The following Article 1 entitled APPLICATION OF AGREEMENT will be substituted for the corresponding article of this agreement:

                                    ARTICLE 1

          APPLICATION OF AGREEMENT

               Reinsurance under this agreement will be limited to the mortality risk portion of insurance issued by SMA Life Assurance Company, a member of the America Group, on its Exceptional Life plan (Form Nos. 1012-83 and 1012-86) and Exceptional Retirement Life plan (Form Nos. 1016-84 and 1016-86) where such insurance is ceded to State Mutual.

2. The attached Schedules A, B and E will be substituted for the corresponding schedules attached to this agreement.

This amendment will be effective for policies issued with policy dates of July 1, 1986 or later.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.


                                      STATE MUTUAL LIFE ASSURANCE COMPANY

                                      By    /s/ Robert P. Mills, Jr.
                                         -----------------------------------

                                      Date  August 19, 1986
                                           ---------------------------------


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      By    /s/ James R. Grant
                                         -----------------------------------

                                      Date  August 19, 1986
                                           ---------------------------------

                                   SCHEDULE A

                Maximum Limits of Retention of the America Group
                      (For All Plans at Ages Where Issued)


                            INDIVIDUAL LIFE INSURANCE

                        STANDARD RISKS,
                        SPECIAL CLASSES                    SPECIAL CLASSES                   SPECIAL CLASSES
                        A, B, C, & D AND                    E, F, & H AND                       J, L, & P
                         FLAT EXTRAS OF                    FLAT EXTRAS OF                     FLAT EXTRAS OF
     AGES            $10.00 OR LESS (a)(b)               $10.01 - $20.00 (c)                 $20.01 AND OVER
     ----            ---------------------               -------------------                 ---------------
      0                  $   400,000                          $ 200,000                         $ 100,000
     1-17                    800,000                            600,000                           200,000
    18-60                  1,000,000                            700,000                           400,000
    61-70                    700,000                            500,000                           200,000
    71-75                    300,000                            200,000                           100,000
    76-80                    200,000                            100,000                            50,000

          (a)  Spouse's Insurance Rider not available above Class D.
          (b)  Term policies and riders not available above Class H.

Notes:    (1)  The above maximum limits are also the maximums on any one life for all plans and riders combined.

          (2) There are conditions where the retention may be limited, such as in aviation, Armed Forces Personnel, certain avocations and medical classifications.

          (3) The America Group will retain those additional amounts which will avoid reinsurance cessions of less than $25,000 per reinsurer.

                                CORONARY HISTORY

                     (Combined Table and Flat Extra Rating)

                               AGES          RETENTION
                               ----          ---------
                           60 and Under      $ 250,000
                               61-70           100,000
                               71-80            50,000

                                CIVILIAN AVIATION

        PASSENGERS                                 UNDERWRITING ACTION                       RETENTION
        ----------                                 -------------------                       ---------
Company Owned Business Planes
   To 200 hours annually                                Standard                            $ 1,000,000
   Over 200 hours annually                      Individual Consideration*                       500,000

        PASSENGERS                                 UNDERWRITING ACTION                       RETENTION
        ----------                                 -------------------                       ---------
Charter Flying
   To 100 hours annually                                Standard                             $  500,000
   Over 100 hours annually                      Individual Consideration*                       300,000

Private Business or Pleasure
   To 100 hours annually                                Standard                             $  500,000
   Over 100 hours annually                      Individual Consideration*                       300,000

Pilots and Crew Members                                                                      $  300,000

*Requires complete details of type of planes and equipment, flying terrain and qualification of pilots.

                                  ARMED FORCES

1. Active duly personnel, Reserves alerted, National Guard alerted, ROTC final college year, West Point Cadets, Annapolis Midshipmen, Air Force and Coast Guard Academy Cadets.

                                                       RETENTION
                                                       ---------
            AGES                                OFFICERS         ENLISTED PERSONNEL
            ----                                --------         ------------------
        24 and under                            $ 100,000            $  50,000
        25 and Over                               150,000              100,000

   (Submarine Service, Hazardous Special Services, Paratroopers and Airborne Infantry are not eligible.)

2. Doctors, Dentists, Allied Specialists        $ 200,000              - - - -

3. Civilian participants in Reserve
   Programs entering on active duty
   for up to six months only, with
   remaining military service
   obligation to be completed in
   Ready Reserve. All ages.                     $ 150,000            $ 100,000

   *Enlisted Personnel (Pay Grades E-1 through E-3 are not eligible).

                      DISABILITY WAIVER OF PREMIUM BENEFIT

                                 Fully retained


                            ACCIDENTAL DEATH BENEFIT

                                 Fully retained

                                   SCHEDULE B

         Maximum Limits of Automatic Reinsurance in Connecticut General


                                 LIFE INSURANCE

In cases where the America Group is retaining its maximum limits of retention as shown in Schedule A, Connecticut General will provide automatic reinsurance equal to two (2) times such maximum limits of retention subject to the following limits:

                          AGES                      STANDARD - 500%
                          ----                      ---------------
                           0-4                        $   800,000
                           5-70                         2,000,000
                          71-75                           600,000

Civilian Aviation Limits will be considered maximum limits of retention for purpose of determining automatic reinsurance.

In cases where the America Group applied for reinsurance while retaining less than its maximum limits of retention, Connecticut General will provide automatic reinsurance equal to the retention of the America Group on the current application for insurance.


                      DISABILITY WAIVER OF PREMIUM BENEFIT

                                       -0-


                            ACCIDENTAL DEATH BENEFIT

                                       -0-


                                   SCHEDULE B

                                   SCHEDULE E

                   YEARLY RENEWABLE TERM REINSURANCE PREMIUMS
            Special State Mutual Program, Non-Experience Rated Basis


Applicable to reinsurance of policies issued on the Exceptional Life Plan.


LIFE REINSURANCE: Premium rates are shown on pages 2 - 9 of this section. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the appropriate rate per $1,000 applied to the amount at risk. Substandard premiums are direct multiples of the standard premium. On substandard cessions involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premiums 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.

For joint life cessions with proceeds payable at the first death where the amount of reinsurance is the same for all lives covered, the total life reinsurance premium is 95% of the sum of the attained age single life rates applied to the amount at risk. In all other situations the reinsurance premiums are calculated as for single life cessions for each life covered.

DISABILITY WAIVER OF PREMIUM: In the first policy year the reinsurance premium is zero. In renewal years the reinsurance premium equals 90% of the gross disability premium charged on the original policy.


                  EXCHANGES, TERM RENEWALS AND TERM CONVERSIONS

Exchanges, term renewals and term conversions are considered as continuations of the original insurance for the purpose of determining the duration and appropriate premiums thereon.

                             SCHEDULE E - SECTION I


                                 Omitted 8 Pages


                             SCHEDULE E - SECTION I

                                   SCHEDULE E

                   YEARLY RENEWABLE TERM REINSURANCE PREMIUMS
            Special State Mutual Program, Non-Experience Rated Basis


Applicable to reinsurance of policies issued on the Exceptional Retirement Life Plan.


LIFE REINSURANCE: Premium rates are shown on pages 2 - 9 of this section. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the appropriate rate per $1,000 applied to the amount at risk. Substandard premiums are direct multiples of the standard premium. On substandard cessions involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premiums 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.

For joint life cessions with proceeds payable at the first death where the amount of reinsurance is the same for all lives covered, the total life reinsurance premium is 95% of the sum of the attained age single life rates applied to the amount at risk. In all other situations the reinsurance premiums are calculated as for single life cessions for each life covered.

DISABILITY WAIVER OF PREMIUM: In the first policy year the reinsurance premium is zero. In renewal years the reinsurance premium equals 90% of the gross disability premium charged on the original policy.


                  EXCHANGES, TERM RENEWALS AND TERM CONVERSIONS

Exchanges, term renewals and term conversions are considered as continuations of the original insurance for the purpose of determining the duration and appropriate premiums thereon.

                             SCHEDULE E - SECTION II


                                 Omitted 8 Pages


                             SCHEDULE E - SECTION II

                                   SCHEDULE E

                   YEARLY RENEWABLE TERM REINSURANCE PREMIUMS
            Special State Mutual Program, Non-Experience Rated Basis


Applicable to reinsurance of policies issued on the Exceptional Life II and Exceptional Retirement Life II plans.


LIFE REINSURANCE: State Mutual's Cost of Insurance (COI) rates are shown on pages 2, 3 and 4 of this section. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the correct percentage from the following table of the appropriate rate per $1,000 applied to the amount at risk. Substandard premiums are direct multiples of the standard premium. On substandard cessions involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premiums 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.

                                                                 YRT RATES EXPRESSED AS A
                                                               PERCENTAGE OF STATE MUTUAL'S
                                                                     CURRENT COI RATES
                                                               ----------------------------

      TYPE OF BUSINESS                   DURATION            AUTOMATIC             FACULTATIVE
      ----------------                   --------            ---------             -----------
New Issues                                   1                  -0-                    -0-
                                           2-10                 63%                    76%
                                            11+                 80%                    80%


Exchanges, terms renewals and term conversions are considered as continuations of the original insurance for the purpose of determining the duration and appropriate premiums thereon.

                            SCHEDULE E - SECTION III


                                 Omitted 3 Pages

                                 AMENDMENT NO. 5

   to the Yearly Renewable Term Reinsurance Agreement Effective August 1, 1983

                                     between

                       STATE MUTUAL LIFE ASSURANCE COMPANY

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY


It is agreed by the two companies that the following section entitled JUMBO RISK DEFINED will be substituted for the corresponding section of Article 2 of this agreement.

JUMBO RISK DEFINED

          For the purpose of this agreement a jumbo risk is defined as one where the commonly accepted underwriting evidence of insurability indicates that the proposed insured's total life insurance in force and applied for in all companies exceeds the following:

                 INSURANCE AGE                            TOTAL LINE
                 -------------                            ----------
                      0-75                               $ 10,000,000


This amendment will be effective for policies issued with policy dates of January 1, 1987 or later.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.


                                      STATE MUTUAL LIFE ASSURANCE COMPANY

                                      By    /s/ Robert P. Mills, Jr.
                                         -----------------------------------

                                      Date  January 16, 1987
                                           ---------------------------------


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      By    /s/ James R. Grant
                                         -----------------------------------

                                      Date  January 15, 1987
                                           ---------------------------------

                                 AMENDMENT NO. 6

   to the Yearly Renewable Term Reinsurance Agreement Effective August 1, 1983

                                     between

                       STATE MUTUAL LIFE ASSURANCE COMPANY

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY


It is agreed by the two companies that each disability waiver of premium and accidental death benefit reinsurance in force hereunder will be terminated on its 1987 policy anniversary date except that policies with incurred disability claims will continue to be reinsured until the date of recovery from disability.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.


                                      STATE MUTUAL LIFE ASSURANCE COMPANY

                                      By    /s/ Robert P. Mills, Jr.
                                         -----------------------------------

                                      Date  May 4, 1987
                                           ---------------------------------


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      By    /s/ James R. Grant
                                         -----------------------------------

                                      Date  April 30, 1987
                                           ---------------------------------

                                 AMENDMENT NO. 6

   to the Yearly Renewable Term Reinsurance Agreement Effective August 1, 1983

                                     between

                       STATE MUTUAL LIFE ASSURANCE COMPANY

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY


It is agreed by the two companies as follows:

1. The following Article 1 entitled APPLICATION OF AGREEMENT will be substituted for the corresponding article of this agreement:

                                    ARTICLE 1

          APPLICATION OF AGREEMENT

               Reinsurance under this agreement will be limited to the mortality risk portion of insurance issued by SMA Life Assurance Company, a member of the America Group, on its Exceptional Life plan (Form Nos. 1012-83 and 1012-86) and Exceptional Retirement plan (Form Nos. 1016-84 and 1016-86), and Vari-Exceptional Life plan (Form No. 1018-87) where such insurance is ceded to State Mutual.

2. The attached Schedules E - Section III will be substituted for the corresponding schedule section of this agreement.

This amendment will be effective for policies issued with policy dates of October 1, 1987 or later.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.


                                      STATE MUTUAL LIFE ASSURANCE COMPANY

                                      By    /s/ Robert P. Mills, Jr.
                                         -----------------------------------

                                      Date  December 3, 1987
                                           ---------------------------------


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      By    /s/ James R. Grant
                                         -----------------------------------

                                      Date  October 15, 1987
                                           ---------------------------------

                                   SCHEDULE E

                   YEARLY RENEWABLE TERM REINSURANCE PREMIUMS
            Special State Mutual Program, Non-Experience Rated Basis


Applicable to reinsurance of policies issued on the Exceptional Life II, Exceptional Retirement II, and Vari-Exceptional Life plans.


LIFE REINSURANCE: State Mutual's Cost of Insurance (COI) rates are shown on pages 2, 3 and 4 of this section. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the correct percentage from the following table of the appropriate rate per $1,000 applied to the amount at risk. Substandard premiums are direct multiples of the standard premium. On substandard cessions involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premiums 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.

                                                                        YRT RATES EXPRESSED AS A
                                                                       PERCENTAGE OF STATE MUTUAL'S
                                                                            CURRENT COI RATES
                                                                       ----------------------------

      TYPE OF BUSINESS                        DURATION               AUTOMATIC             FACULTATIVE
      ----------------                        --------               ---------             -----------
New Issues                                        1                     -0-                    -0-
                                                2-10                    63%                    76%
                                                 11+                    80%                    80%


                  EXCHANGES, TERM RENEWALS AND TERM CONVERSIONS

Exchanges, terms renewals and term conversions are considered as continuations of the original insurance for the purpose of determining the duration and appropriate premiums thereon.

                            SCHEDULE E - SECTION III


                                Omitted 16 Pages

                                 AMENDMENT NO. 8

   to the Yearly Renewable Term Reinsurance Agreement Effective August 1, 1983

                                     between

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

It is agreed by the two companies that the following section entitled ARBITRATION will be substituted for the corresponding section of Article 16 of this agreement:

     ARBITRATION

          Should a disagreement arise between the two companies regarding the rights or liabilities of either company under any transaction under this agreement, the issue will be referred to arbitrators, one to be chosen by each company from among officers of other life insurance companies, who are familiar with reinsurance transactions, and a third to be chosen by the said two arbitrators before entering into arbitration. An arbitrator may not be a present or former officer, attorney, or consultant of State Mutual or Connecticut General or either's affiliates. If the arbitrators appointed by the two parties cannot agree on a third person, then either party may apply to the court, pursuant to Section 52-411 of the General Statutes of the State of Connecticut, for appointment of a third arbitrator. The arbitrators will regard this document as an honorable agreement and not merely as a legal obligation, as they will consider practical business and equity principles. The arbitrators' decision will be final and binding upon both companies.

          The place of meeting of the arbitrators will be decided by a majority vote of the members thereof. All expenses and fees of the arbitrators will be borne equally by State Mutual and Connecticut General (unless the arbitrators decide otherwise).

This amendment will be effective January 1, 1989.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.


                                      STATE MUTUAL LIFE ASSURANCE COMPANY OF
                                      AMERICA

                                      By    /s/ Robert P. Mills, Jr.
                                         -----------------------------------

                                      Date  November 27, 1990
                                           ---------------------------------


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      By    /s/ James R. Grant
                                         -----------------------------------

                                      Date  November 19, 1990
                                           ---------------------------------

                                 AMENDMENT NO. 9

   to the Yearly Renewable Term Reinsurance Agreement Effective August 1, 1983

                                     between

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY


It is agreed by the two companies that the attached Schedule B will be substituted for the corresponding schedule attached to this agreement:

This amendment will be effective for policies in force or issued on or after November 1, 1989.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.


                                      STATE MUTUAL LIFE ASSURANCE COMPANY OF
                                      AMERICA

                                      By    /s/ Robert P. Mills, Jr.
                                         -----------------------------------

                                      Date  December 14, 1989
                                           ---------------------------------


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      By    /s/ James R. Grant
                                         -----------------------------------

                                      Date  December 12, 1989
                                           ---------------------------------

                                   SCHEDULE B


         Maximum Limits of Automatic Reinsurance in Connecticut General


                                 LIFE INSURANCE

In cases where the America Group is retaining its maximum limits of retention as shown in Schedule A, Connecticut General will provide automatic reinsurance equal to two (2) times such maximum limits of retention on permanent plans, subject to the following limits:

           AGES                       STANDARD                   SUBSTANDARD THROUGH 500%
           ----                       --------                   ------------------------
           0-4                      $   800,000                        $   800,000
           5-70                       2,000,000                          2,000,000
          71-75                         600,000                            600,000
          76-80                         400,000                                -0-
           81+                              -0-                                -0-

Civilian Aviation Limits will be considered maximum limits of retention for the purpose of determining automatic reinsurance.

In cases where the America Group applied for reinsurance while retaining less than its maximum limits of retention and on all term plans, Connecticut General will provide automatic reinsurance equal to the retention of the America Group on the current application for insurance.


                      DISABILITY WAIVER OF PREMIUM BENEFIT


                                       -0-


                            ACCIDENTAL DEATH BENEFIT


                                       -0-

                                   SCHEDULE B

                                AMENDMENT NO. 10

   to the Yearly Renewable Term Reinsurance Agreement Effective August 1, 1983

                                     between

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY


It is agreed by the two companies as follows:

1. Effective for policies issued with policy dates of February 1, 1988 or later, the attached Schedule A will be substituted for the corresponding schedule attached to this agreement.

2. Effective for policies issued with policy dates of January 1, 1991 or later, the attached Schedule B will be substituted for the corresponding schedule attached to this agreement.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.


                                      STATE MUTUAL LIFE ASSURANCE COMPANY OF
                                      AMERICA

                                      By    /s/ Robert P. Mills, Jr.
                                         -----------------------------------

                                      Date  March 1, 1991
                                           ---------------------------------


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      By    /s/ James R. Grant
                                         -----------------------------------

                                      Date  February 21, 1991
                                           ---------------------------------

                                   SCHEDULE A

                   Maximum Limits of Retention of State Mutual

                                 LIFE INSURANCE

                        STANDARD RISKS,
                        SPECIAL CLASSES                    SPECIAL CLASSES                   SPECIAL CLASSES
                        A, B, C, & D AND                    E, F, & H AND                       J, L, & P
                         FLAT EXTRAS OF                    FLAT EXTRAS OF                     FLAT EXTRAS OF
     AGES              $10.00 OR LESS (a)                $10.01 - $20.00 (b)                 $20.01 AND OVER
     ----              ------------------                -------------------                 ---------------
      0                   $   400,000                         $ 200,000                          $ 100,000
     1-17                     800,000                           600,000                            200,000
    18-60                   1,000,000                           700,000                            400,000
    61-70                     700,000                           500,000                            200,000
    71-75                     300,000                           200,000                            100,000
    76-80                     200,000                           100,000                             50,000

          (a) Spouse's Insurance Rider not available above Class D.
          (b) Term policies and riders not available above Class H.

Notes:    (1)  The above maximum limits are also the maximums on any one life for all plans and riders combined.

          (2) There are conditions where the retention may be limited, such as in aviation, Armed Forces Personnel, certain avocations and medical classifications.

          (3) The America Group will retain those additional amounts which will avoid reinsurance cessions of less than $25,000 per reinsurer.

          (4) In the case of Joint Last Survivor policies, retention will be based on the insured rated Standard or closest thereto.

                                CORONARY HISTORY
                     (Combined Table and Flat Extra Rating)

                         AGES                  RETENTION
                         ----                  ---------
                          0-60                 $ 300,000
                         61-70                   150,000
                         71-80                    50,000

                                CIVILIAN AVIATION

        PASSENGERS                                 UNDERWRITING ACTION                       RETENTION
        ----------                                 -------------------                       ---------
Company Owned Business Planes
   To 200 hours annually                                Standard                            $ 1,000,000
   Over 200 hours annually                      Individual Consideration*                       500,000

Charter Flying
   To 100 hours annually                                Standard                            $   500,000
   Over 100 hours annually                      Individual Consideration*                       300,000

Private Business or Pleasure
   To 100 hours annually                                Standard                            $   500,000
   Over 100 hours annually                      Individual Consideration*                       300,000

Pilots and Crew Members                                                                     $   300,000

*Requires complete details of type of planes and equipment, flying terrain and qualification of pilots.


                                  ARMED FORCES

1. Active duty personnel, Reserves alerted, National Guard alerted, ROTC final college year, West Point Cadets, Annapolis Midshipmen, Air Force and Coast Guard Academy Cadets.

                                                        RETENTION
                                                        ---------

            AGES                                OFFICERS         ENLISTED PERSONNEL*
            ----                                --------         -------------------
        24 and under                           $ 100,000              $  50,000
        25 and Over                              150,000                100,000

   (Submarine Service, Hazardous Special Services, Paratroopers and Airborne Infantry are not eligible.)

2. Doctors, Dentists, Allied Specialists       $ 200,000                - - - -

3. Civilian participants in Reserve
   Programs entering an active duty
   for up to six months only, with
   remaining military service
   obligation to be completed in
   Ready Reserve. All ages.                    $ 150,000              $ 100,000

   *Enlisted Personnel (Pay Grades E-1 through E-3 are not eligible).

                                   SCHEDULE B

         Maximum Limits of Automatic Reinsurance in Connecticut General


                                 LIFE INSURANCE

In cases where the America Group is retaining its maximum limits of retention as shown in Schedule A, Connecticut General will provide automatic reinsurance equal to two (2) times such maximum limits of retention subject to the following limits:

               AGES                          STANDARD                       SUBSTANDARD THROUGH 500%
               ----                          --------                       ------------------------
                0-4                         $   800,000                            $   800,000
                5-70                          2,000,000                              2,000,000
               71-75                            600,000                                600,000
               76-80                            400,000                                    -0-
                81+                                 -0-                                    -0-

Civilian Aviation Limits will be considered maximum limits of retention for purpose of determining automatic reinsurance.

In cases where the America Group applied for reinsurance while retaining less than its maximum limits of retention, Connecticut General will provide automatic reinsurance equal to the retention of the America Group on the current application for insurance.

                                   SCHEDULE B

                                AMENDMENT NO. 10

   to the Yearly Renewable Term Reinsurance Agreement Effective August 1, 1983

                                     between

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

It is agreed by the two companies as follows:

1. The following Article 1 entitled APPLICATION OF AGREEMENT will be substituted for the corresponding article of this agreement:

                                    ARTICLE 1

          APPLICATION OF AGREEMENT

               Reinsurance under this agreement will be limited to the mortality risk portion of insurance issued by SMA Life Assurance Company, a member of the America Group, on its Exceptional Life plan (Form Nos. 1012-83 and 1012-86), Exceptional Retirement plan (Form Nos. 1016-84 and 1016-86), Vari-Exceptional Life plan (Form No. 1018-87) and Exceptional Advantage Plan (Form No. 1021-90) where such insurance is ceded to State Mutual.

2. Connecticut General will participate in the 90 Day Survivor Benefit associated with the Exceptional Advantage plan and there will be no reinsurance premium charged on the benefit.

3. The attached Schedule E - Section III, Page 1 will be substituted for the corresponding page attached to this agreement.

This amendment will be effective for policies issued with policy dates of December 10, 1990 or later.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.

                                      STATE MUTUAL LIFE ASSURANCE COMPANY OF
                                      AMERICA

                                      By    /s/ Robert P. Mills, Jr.
                                         -----------------------------------

                                      Date  April 30, 1991
                                           ---------------------------------


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      By    /s/ James R. Grant
                                         -----------------------------------

                                      Date  April 26, 1991
                                           ---------------------------------

                                   SCHEDULE E

                   YEARLY RENEWABLE TERM REINSURANCE PREMIUMS
           Special Universal Life Program, Non-Experience Rated Basis


Applicable to reinsurance of policies issued on the Exceptional Life II, Exceptional Retirement II Vari-Exceptional Life and Exceptional Advantage plans.


LIFE REINSURANCE: State Mutual's Cost of Insurance (COI) rates are shown on pages 2, 3 and 4 of this section. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the correct percentage from the following table of the appropriate rate per $1,000 applied to the amount at risk. Substandard premiums are direct multiples of the standard premium. On substandard cessions involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premiums 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.

For joint life cessions with proceeds payable at the first death where the amount of reinsurance is the same for all lives covered, the total life reinsurance premium is 95% of the sum of the attained age single life rates applied to the amount at risk. In all other situations the reinsurance premiums are calculated as for single life cessions for each life covered.

                                                                         YRT RATES EXPRESSED AS A
                                                                       PERCENTAGE OF STATE MUTUAL'S
                                                                             CURRENT COI RATES
                                                                       ----------------------------
      TYPE OF BUSINESS                        DURATION               AUTOMATIC             FACULTATIVE
      ----------------                        --------               ---------             -----------
New Issues                                        1                      -0-                    -0-
                                                 2-10                    63%                    76%
                                                  11+                    80%                    80%


                  EXCHANGES, TERM RENEWALS AND TERM CONVERSIONS

Exchanges, terms renewals and term conversions are considered as continuations of the original insurance for the purpose of determining the duration and appropriate premiums thereon.

                                 Correspondence


                                 Omitted 4 Pages

                                AMENDMENT NO. 12

   to the Yearly Renewable Term Reinsurance Agreement Effective August 1, 1983

                                     between

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

It is agreed by the two companies as follows:

1. The following Article 1 entitled APPLICATION OF AGREEMENT will be substituted for the corresponding article of this agreement:

                                    ARTICLE 1

          APPLICATION OF AGREEMENT

               Reinsurance under this agreement will be limited to the mortality risk portion of insurance issued by SMA Life Assurance Company, a member of the America Group, on its Exceptional Life plan (Form Nos. 1012-83 and 1012-86), Exceptional Retirement plan (Form Nos. 1016-84 and 1016-86), Vari-Exceptional Life plan (Form No. 1018-87), Exceptional Advantage Plan (Form No. 1021-90) and Exceptional Advantage plan (Form No. 1018-91) where such insurance is ceded to State Mutual.

2. The attached Schedule E - Section III, Page 1 will be substituted for the corresponding page attached to this agreement.

This amendment will be effective for policies issued with policy dates of October 1, 1991 or later.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.

                                      STATE MUTUAL LIFE ASSURANCE COMPANY OF
                                      AMERICA

                                      By    /s/ Robert P. Mills, Jr.
                                         -----------------------------------

                                      Date  April 8, 1992
                                           ---------------------------------


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      By    /s/ James R. Grant
                                         -----------------------------------

                                      Date  April 2, 1992
                                           ---------------------------------

                                   SCHEDULE E

                   YEARLY RENEWABLE TERM REINSURANCE PREMIUMS
           Special Universal Life Program, Non-Experience Rated Basis


Applicable to reinsurance of policies issued on the Exceptional Life II, Exceptional Retirement II, Vari-Exceptional Life and Exceptional Advantage plans.


LIFE REINSURANCE: State Mutual's Cost of Insurance (COI) rates are shown on pages 2, 3 and 4 of this section. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the correct percentage from the following table of the appropriate rate per $1,000 applied to the amount at risk. Substandard premiums are direct multiples of the standard premium. On substandard cessions involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premiums 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.

For joint life cessions with proceeds payable at the first death where the amount of reinsurance is the same for all lives covered, the total life reinsurance premium is 95% of the sum of the attained age single life rates applied to the amount at risk. In all other situations the reinsurance premiums are calculated as for single life cessions for each life covered.

                                                                        YRT RATES EXPRESSED AS A
                                                                      PERCENTAGE OF STATE MUTUAL'S
                                                                        MONTHLY CURRENT COI RATES
                                                                      ----------------------------

     TYPE OF BUSINESS                        DURATION               AUTOMATIC             FACULTATIVE
     ----------------                        --------               ---------             -----------
New Issues                                       1                     -0-                    -0-
                                               2-10                    63%                    76%
                                                11+                    80%                    80%


                  EXCHANGES, TERM RENEWALS AND TERM CONVERSIONS

Exchanges, terms renewals and term conversions are considered as continuations of the original insurance for the purpose of determining the duration and appropriate premiums thereon.

                                AMENDMENT NO. 13

   to the Yearly Renewable Term Reinsurance Agreement Effective August 1, 1983

                                     between

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

It is agreed by the two companies as follows:

1. This Amendment No. 13 will replace and rescind Amendment No. 12 attached to this agreement, as Amendment No. 12 contained several errors discovered after signature.

2. The following Article 1 entitled APPLICATION OF AGREEMENT will be substituted for the corresponding article of this agreement:

                                    ARTICLE 1

          APPLICATION OF AGREEMENT

               Reinsurance under this agreement will be limited to the mortality risk portion of insurance issued by SMA Life Assurance Company, a member of the America Group, on its Exceptional Life plan (Form Nos. 1012-83 and 1012-86), Exceptional Retirement plan (Form Nos. 1016-84 and 1016-86), Vari-Exceptional Life plan (Form Nos. 1018-87 and 1018-91), and Exceptional Advantage Plan (Form No. 1021-90) where such insurance is ceded to State Mutual.

3. The attached Schedule E - Section III, Page 1 will be substituted for the corresponding page attached to this agreement.

This amendment will be effective for policies issued with policy dates of October 1, 1991 or later.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.

                                      STATE MUTUAL LIFE ASSURANCE COMPANY OF
                                      AMERICA

                                      By    /s/ Robert P. Mills, Jr.
                                         -----------------------------------

                                      Date  April 21, 1993
                                           ---------------------------------


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      By    /s/
                                         -----------------------------------

                                      Date  (illegible)
                                           ---------------------------------

                                   SCHEDULE E

                   YEARLY RENEWABLE TERM REINSURANCE PREMIUMS
           Special Universal Life Program, Non-Experience Rated Basis


Applicable to reinsurance of policies issued on the Exceptional Life II, Exceptional Retirement II, Vari-Exceptional Life and Exceptional Advantage plans.


LIFE REINSURANCE: State Mutual's Cost of Insurance (COI) rates are shown on pages 2, 3 and 4 of this section. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the correct percentage from the following table of the appropriate rate per $1,000 applied to the amount at risk. Substandard premiums are direct multiples of the standard premium. On substandard cessions involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premiums 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.

For joint life cessions with proceeds payable at the first death where the amount of reinsurance is the same for all lives covered, the total life reinsurance premium is 95% of the sum of the attained age single life rates applied to the amount at risk. In all other situations the reinsurance premiums are calculated as for single life cessions for each life covered.

                                                                         YRT RATES EXPRESSED AS A
                                                                        PERCENTAGE OF STATE MUTUAL'S
                                                                          MONTHLY CURRENT COI RATES
                                                                        ----------------------------

      TYPE OF BUSINESS                        DURATION               AUTOMATIC             FACULTATIVE
      ----------------                        --------               ---------             -----------
New Issues                                        1                     -0-                    -0-
                                                2-10                    63%                    76%
                                                 11+                    80%                    80%


                  EXCHANGES, TERM RENEWALS AND TERM CONVERSIONS

Exchanges, terms renewals and term conversions are considered as continuations of the original insurance for the purpose of determining the duration and appropriate premiums thereon.

                                AMENDMENT NO. 14

   to the Yearly Renewable Term Reinsurance Agreement Effective August 1, 1983

                                     between

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

It is agreed by the two companies as follows:

1. The following section entitled AUTOMATIC REINSURANCE will be substituted for the corresponding section of Article 2 of this agreement:

     AUTOMATIC REINSURANCE

          Whenever State Mutual requires reinsurance for the excess over its retention of life insurance issued in accordance with State Mutual's usual underwriting standards and requirements for individually selected risks and such insurance is issued to a United States or Canadian resident whose surname begins with any of the letters A through Z inclusive, who is not classified as a jumbo risk as hereinafter defined, and on whom State Mutual is retaining its maximum limit of retention as shown in Schedule A, attached hereto, State Mutual will cede and Connecticut General will accept, under this agreement, thirty percent (30%) of the excess over such retention up to a maximum amount on one life as shown in Schedule B, attached hereto, provided that such reinsurance is not being submitted to any reinsurer on a facultative basis.

     State Mutual will not change its existing underwriting and issuance practices in effect on or after January 1, 1993 which relate to the policies reinsured hereunder unless State Mutual notifies Connecticut General in writing.

2. The following section entitled JUMBO RISK DEFINED will be substituted for the corresponding section of Article 2 of this agreement:

     JUMBO RISK DEFINED

          For the purpose of this agreement a jumbo risk is defined as one where the commonly accepted underwriting evidence of insurability indicates that the proposed insured's total life insurance in force and applied for in all companies exceeds the following:

                    INSURANCE AGE                              TOTAL LINE
                    -------------                              ----------
                         0-80                                 $ 10,000,000

3. The following section entitled REDUCTIONS, CANCELLATIONS will be substituted for the corresponding section of Article 10 of this agreement.

     REDUCTIONS, CANCELLATIONS

          Whenever a policy upon which reinsurance is based is reduced or terminated, or whenever all or part of the insurance which was in force at the date reinsurance was effected and not covered by previous reinsurance is reduced or terminated, the reinsurance will be reduced by a like amount as of the date of such reduction or termination in a chronological anniversary date order. Off-anniversary cancellations will have pro-rata reinsurance premium adjustments, but not any insurance amount adjustment. Cancellations on the anniversary will not have any reinsurance premium or insurance amount adjustments. If reinsurance has been effected in more than one company on a given risk, the reduction in any given policy will be that proportion of the reduction indicated which the reinsurance on that policy in Connecticut General is of the total amount reinsured on such policy.

          Notwithstanding the above, reinsurance under this agreement will be canceled automatically whenever the net amount at risk reduces to $25,000 of less.

4. The attached Schedules A and B will be substituted for the corresponding schedules attached to this agreement.

5. The attached Schedule E - Section III will be substituted for the corresponding section attached to this agreement.

This amendment will be effective for policies issued with policy dates of January 1, 1993 or later.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.


                                      STATE MUTUAL LIFE ASSURANCE COMPANY OF
                                      AMERICA

                                      By    /s/ Robert P. Mills, Jr.
                                         -----------------------------------

                                      Date  July 6, 1993
                                           ---------------------------------


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      By    /s/
                                         -----------------------------------

                                      Date  (illegible)
                                           ---------------------------------

                                   SCHEDULE A


                   Maximum Limits of Retention of State Mutual


                                 LIFE INSURANCE

                                                    STANDARD RISKS,
                                                    SPECIAL CLASSES                        SPECIAL CLASSES
                                                    A THROUGH H AND                        J, L, & P, AND
                 ISSUE                              FLAT EXTRAS OF                         FLAT EXTRAS OF
                 AGES                               $20.00 OR LESS                         $20.01 AND OVER
                 ----                               --------------                         ---------------
                  -0-                                $   500,000                             $   250,000
                  1-60                                 2,000,000                               1,000,000
                 61-70                                 1,000,000                                 500,000
                 71-80                                   500,000                                 250,000

          (a)  Spouse's Insurance Rider no available above Class D.
          (b)  Term policies and riders not available above Class H.

Notes:    (1)  The above maximum limits are also the maximums on any one life for all plans and riders combined.

          (2) State Mutual will retain those additional amounts which will avoid reinsurance cessions of $50,000 or less.

          (3)  Any situation involving Aviation will use a $500,000 retention.


                          DISABILITY WAIVER OF PREMIUM

                                 Fully Retained


                            ACCIDENTAL DEATH BENEFIT

                                 Fully Retained

                                   SCHEDULE B


         Maximum Limits of Automatic Reinsurance in Connecticut General


                                 LIFE INSURANCE

In cases where State Mutual is retaining its maximum limits of retention as shown in Schedule A, Connecticut General will provide automatic reinsurance equal to one (1) times such maximum limits of retention, subject to the following limits:


               ISSUE AGE                         STANDARD THROUGH 300%                    325% THROUGH 500%
               ---------                         ---------------------                    -----------------
                  -0-                                $   500,000                             $   250,000
                  1-60                                 2,000,000                               1,000,000
                 61-70                                 1,000,000                                 500,000
                 71-80                                   500,000                                 250,000


In cases where State Mutual applied for reinsurance while retaining less than its maximum limits of retention, Connecticut General will provide automatic reinsurance equal to the retention of State Mutual on the current application for reinsurance. This provision will be referred to as "Special Automatic Reinsurance".

                                   SCHEDULE E

                   YEARLY RENEWABLE TERM REINSURANCE PREMIUMS
           Special Universal Life Program, Non-Experience Rated Basis


Applicable to reinsurance of policies issued on SMA Life's Exceptional Life II, Exceptional Retirement II, Vari-Exceptional Life and Exceptional Advantage plans as well as increases on all these products and all increases in Exceptional Life I and Exceptional Retirement Life I. Also applicable to the Other Insured Rider.

LIFE REINSURANCE: State Mutual's Cost of Insurance (COI) rates are shown on pages 2, 3 and 4 of this section. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the correct percentage from the following table of the appropriate rate per $1,000 applied to the amount at risk. Substandard premiums are direct multiples of the standard premium. On substandard cessions involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premiums 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.

For joint life cessions with proceeds payable at the first death where the amount of reinsurance is the same for all lives covered, the total life reinsurance premium is 95% of the sum of the attained age single life rates applied to the amount at risk. In all other situations the reinsurance premiums are calculated as for single life cessions for each life covered.

                                                                         YRT RATES EXPRESSED AS A
                                                                       PERCENTAGE OF STATE MUTUAL'S
                                                                        MONTHLY CURRENT COI RATES
                                                                       ----------------------------

     TYPE OF BUSINESS                        DURATION               AUTOMATIC             FACULTATIVE
     ----------------                        --------               ---------             -----------
New Issues                                        1                    -0-                    -0-
                                                2-10                   54%                    50%
                                                 11+                   75%                    70%


                  EXCHANGES, TERM RENEWALS AND TERM CONVERSIONS

Exchanges, terms renewals and term conversions are considered as continuations of the original insurance for the purpose of determining the duration and appropriate premiums thereon.

                            SCHEDULE E - SECTION III


                                 Omitted 4 Pages

                                AMENDMENT NO. 15

   to the Yearly Renewable Term Reinsurance Agreement Effective August 1, 1983

                                     between

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                  It is agreed by the two companies as follows:

1. The following Article 1 entitled APPLICATION OF AGREEMENT will be substituted for the corresponding article of this agreement:

                                    ARTICLE 1

          APPLICATION OF AGREEMENT

               Reinsurance under this agreement will be limited to the mortality risk portion of insurance issued by SMA Life Assurance Company, a member of the America Group, on its Exceptional Life plan (Form Nos. 1012-83, 1012-86 and 1019-93), Exceptional Retirement plan (Form Nos. 1016-84 and 1016-86), Vari-Exceptional Life plan (Form Nos. 1018-87, 1018-91and 1018-93), and Exceptional Advantage Plan (Form No. 1021-90) where such insurance is ceded to State Mutual.

2. The attached Schedule E - Section III, Page 1 will be substituted for the corresponding page attached to this agreement.

This amendment will be effective for policies issued with policy dates of July 1, 1993 or later.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.

                                      STATE MUTUAL LIFE ASSURANCE COMPANY OF
                                      AMERICA

                                      By    /s/ Robert P. Mills, Jr.
                                         -----------------------------------

                                      Date  October 29, 1993
                                           ---------------------------------


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      By    /s/
                                         -----------------------------------

                                      Date  10/25/93
                                           ---------------------------------

                                   SCHEDULE E

                   YEARLY RENEWABLE TERM REINSURANCE PREMIUMS
           Special Universal Life Program, Non-Experience Rated Basis


LIFE REINSURANCE: State Mutual's Cost of Insurance (COI) rates are shown on pages 2, 3 and 4 of this section. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the correct percentage from the following table of the appropriate rate per $1,000 applied to the amount at risk. Substandard premiums are direct multiples of the standard premium. On substandard cessions involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premiums 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.

For joint life cessions with proceeds payable at the first death where the amount of reinsurance is the same for all lives covered, the total life reinsurance premium is 95% of the sum of the attained age single life rates applied to the amount at risk. In all other situations the reinsurance premiums are calculated as for single life cessions for each life covered.

                                                                                   YRT RATES EXPRESSED AS A
                                                                                 PERCENTAGE OF STATE MUTUAL'S
                                                                                  MONTHLY CURRENT COI RATES
                                                                                 ----------------------------

     TYPE OF BUSINESS                        DURATION               AUTOMATIC             FACULTATIVE
     ----------------                        --------               ---------             -----------
New Issues                                       1                     -0-                    -0-
                                               2-10                    54%                    50%
                                                11+                    75%                    70%


                  EXCHANGES, TERM RENEWALS AND TERM CONVERSIONS

Exchanges, terms renewals and term conversions are considered as continuations of the original insurance for the purpose of determining the duration and appropriate premiums thereon.

                                DAC TAX AMENDMENT


This amendment between STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA (referred to as Ceding Company) and CONNECTICUT GENERAL LIFE INSURANCE COMPANY (referred to as Assuming Company), collectively called the "Parties", hereby amends and becomes part of all Reinsurance Agreement(s) between the Parties.

1. The attached DAC Tax Article, entitled IRC. Section 1.848-2(g)(8) Election, is hereby added to the Agreement.

2. This Amendment does not alter, amend or modify the Reinsurance Agreement(s) other than as stated in this Amendment. It is subject to all of the terms and conditions of the Reinsurance Agreement(s) together with all Amendments and Addendums.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.


                                      STATE MUTUAL LIFE ASSURANCE COMPANY OF
                                      AMERICA

                                      By    /s/ Robert P. Mills, Jr.
                                         -----------------------------------

                                      Date  August 16, 1993
                                           ---------------------------------


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      By    /s/
                                         -----------------------------------

                                      Date  July 29, 1993
                                           ---------------------------------

                                 DAC TAX ARTICLE
                     IRC REG. SECTION 1.848-2(g)(8) ELECTION

1. The Parties hereby make an election pursuant to Internal Revenue Code Regulation Section 1.848-2(g)(8). This election shall be effective for all taxable years for which the Reinsurance Agreement remains in effect commencing with the year ending December 31, 1991.

2.   The terms used in this Addendum are defined by reference to Regulation
     Section 1.848-2 promulgated on December 28, 1992.

3. The Party with net positive consideration for the reinsurance agreement for each taxable year will capitalize specified policy acquisition expenses with respect to the reinsurance agreement without regard to the general deductions limitation of Section 848(c)(1) of the Internal Revenue Code of 1986, as amended.

4. The Parties agree to exchange information pertaining to the amount of net consideration under the reinsurance agreement each year to ensure consistency. To achieve this, the Ceding Company shall provide the Assuming Company with a schedule of its calculation of the net consideration for all reinsurance agreements in force between them for a taxable year by no later than May 1 of the succeeding year (by June 15 for tax year 1992). The Assuming Company shall advise the Ceding Company if it disagrees with the amounts provided by no later than May 31 (July 15 for 1992), otherwise the amounts will be presumed correct and shall be reported by both parties in their respective tax returns for such tax year. If the Assuming Company contests the Ceding Company's calculation of the net consideration, the Parties agree to act in good faith to resolve any differences within thirty
     (3) days of the date the Assuming Company submits its alternative calculation and report the amounts agreed upon in their respective tax returns for such tax year.

5. The Parties shall attach to their respective 1992 federal income tax returns a schedule specifying that the joint election herein has been made for this reinsurance agreement.

6. The Assuming Company represents and warrants that it is subject to U.S. taxation under either Subchapter L or Subpart F of Part III of Subchapter N of the Internal Revenue Code of 1986, as amended.

                                AMENDMENT NO. 16

   to the Yearly Renewable Term Reinsurance Agreement Effective August 1, 1983

                                     between

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY


It is agreed by the two companies as follows:

1. Reinsurance in force under this agreement will be transferred without interruption to the ACTUALIZER Reinsurance Agreement between the two companies provided that such reinsurance qualifies within the parameters of the ACTUALIZER Agreement, was issued on the Execterm, Flexterm, Universal Life or other traditional product, and carries a policy issue date of January 1, 1991 or later.

2. The attached Schedules A and B will be substituted for the corresponding schedules attached to this agreement.

This amendment will be effective simultaneously with the inception of the January 1, 1994 ACTUALIZER treaty.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.


                                      STATE MUTUAL LIFE ASSURANCE COMPANY OF
                                      AMERICA

                                      By    /s/ Robert P. Mills, Jr.
                                         -----------------------------------

                                      Date  12/21/93
                                           ---------------------------------


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      By    /s/
                                         -----------------------------------

                                      Date  10/11/93
                                           ---------------------------------

                                   SCHEDULE A


                   Maximum Limits of Retention of State Mutual


                                 LIFE INSURANCE

                                                    STANDARD RISKS,
                                                    SPECIAL CLASSES                        SPECIAL CLASSES
                                                    A THROUGH H AND                        J, L, & P, AND
                 ISSUE                              FLAT EXTRAS OF                         FLAT EXTRAS OF
                 AGES                               $20.00 OR LESS                         $20.01 AND OVER
                 -----                              ---------------                        ---------------
                  -0-                               $ 2,500,000*                             $   250,000
                  1-60                                4,000,000*                               1,000,000
                 61-70                                3,000,000*                                 500,000
                 71-75                                2,500,000*                                 250,000
                 76-80                                  500,000                                  250,000

     *Includes amounts ($2,000,000) ceded through Connecticut General's
      ACTUALIZER Pool.

          (a)  Spouse's Insurance Rider no available above Class D.
          (b)  Term policies and riders not available above Class H.

Notes:    (1)  The above maximum limits are also the maximums on any one life for all plans and riders combined.

          (2) State Mutual will retain those additional amounts which will avoid reinsurance cessions of $50,000 or less.

          (3)  Any situation involving Aviation will use a $500,000 retention.


                          DISABILITY WAIVER OF PREMIUM

                                 Fully Retained


                            ACCIDENTAL DEATH BENEFIT

                                 Fully Retained

                                   SCHEDULE B


         Maximum Limits of Automatic Reinsurance in Connecticut General


                                 LIFE INSURANCE

In cases where State Mutual is retaining its maximum limits of retention as shown in Schedule A, Connecticut General will provide automatic reinsurance equal to one (1) times such maximum limits of retention, subject to the following limits:


               ISSUE AGE                         STANDARD THROUGH 300%                    325% THROUGH 500%
               ---------                         ---------------------                    -----------------
                  -0-                                    -0-                                 $   250,000
                  1-60                                   -0-                                   1,000,000
                 61-70                                   -0-                                     500,000
                 71-75                                   -0-                                     250,000
                 76-80                                  500,000                                  250,000


In cases where State Mutual applied for reinsurance while retaining less than its maximum limits of retention, Connecticut General will provide automatic reinsurance equal to the retention of State Mutual on the current application for reinsurance. This provision will be referred to as "Special Automatic Reinsurance".

                                AMENDMENT NO. 17

   to the Yearly Renewable Term Reinsurance Agreement Effective August 1, 1983

                                     between

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY


It is agreed by the two companies as follows that the following Article 1 entitled APPLICATION OF AGREEMENT will be substituted for the corresponding article of this agreement:

                                    ARTICLE 1

APPLICATION OF AGREEMENT

     Reinsurance under this agreement will be limited to the mortality risk portion of insurance issued by Exceptional Life Plan (Form Nos. 1012-83, 1012-86 and 1019-93), Exceptional Retirement Plan (Form Nos. 1016-84 and 1016-86), Vari-Exceptional Life Plan (Form Nos. 1018-87, 1018-91 and 1018-93), and Exceptional Advantage Plan (Form No. 1021-90) where such insurance is issued by State Mutual or by SMA Life Assurance company (a member of the America Group) and ceded to State Mutual.

This amendment will be effective for policies issued with policy dates of April 1, 1994 or later.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.

                                      STATE MUTUAL LIFE ASSURANCE COMPANY OF
                                      AMERICA

                                      By    /s/ Robert P. Mills, Jr.
                                         -----------------------------------

                                      Date  April 14, 1994
                                           ---------------------------------


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      By    /s/
                                         -----------------------------------

                                      Date  April 12, 1994
                                           ---------------------------------

                                AMENDMENT NO. 18

   to the Yearly Renewable Term Reinsurance Agreement Effective August 1, 1983

                                     between

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY


It is agreed by the two companies as follows:

1. Joint Life (First-to-Die) policies will be treated as single life cessions for the purpose of determining retention, automatic limits and premiums under this agreement.

2. The attached Schedule E - Section III, Page 1 will be substituted for the corresponding page attached to this agreement.

This amendment will be effective simultaneously with the inception of reinsurance coverage of the Exceptional Advantage Plan under this agreement on December 10, 1990.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.


                                      STATE MUTUAL LIFE ASSURANCE COMPANY OF
                                      AMERICA

                                      By    /s/ Robert P. Mills, Jr.
                                         -----------------------------------

                                      Date  10/4/94
                                           ---------------------------------


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      By    /s/
                                         -----------------------------------

                                      Date  9/27/94
                                           ---------------------------------

                                   SCHEDULE E

                   YEARLY RENEWABLE TERM REINSURANCE PREMIUMS
           Special Universal Life Program, Non-Experience Rated Basis


LIFE REINSURANCE: State Mutual's Cost of Insurance (COI) rates are shown on pages 2, 3 and 4 of this schedule. The total life reinsurance premium on standard cessions and on those substandard cessions with a percentage rating consists of the correct percentage from the following table of the appropriate rate per $1,000 applied to the amount at risk. Substandard premiums are direct multiples of the standard premium. On substandard cessions involving flat extra premiums payable for more than five years, the reinsurance flat extra premium is 20% of the reinsured portion of the gross flat extra premium charged on the original policy in the first year and 75% in renewal years. When the flat extra premium is payable for five years or less, the reinsurance flat extra premiums 75% in all years. Reinsurance premiums on substandard risks will revert to the standard risk basis on the policy anniversary on which the insured attains age 65 or on the 20th policy anniversary, whichever is later.


                                                                        YRT RATES EXPRESSED AS A
                                                                      PERCENTAGE OF STATE MUTUAL'S
                                                                       MONTHLY CURRENT COI RATES
                                                                      ----------------------------

     TYPE OF BUSINESS                        DURATION               AUTOMATIC             FACULTATIVE
     ----------------                        --------               ---------             -----------
New Issues                                      1                      -0-                    -0-
                                               2-10                    54%                    50%
                                                11+                    75%                    70%


                  EXCHANGES, TERM RENEWALS AND TERM CONVERSIONS

Exchanges, terms renewals and term conversions are considered as continuations of the original insurance for the purpose of determining the duration and appropriate premiums thereon.

                                AMENDMENT NO. 19

   to the Yearly Renewable Term Reinsurance Agreement Effective August 1, 1983

                                     between

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY


It is agreed by the two companies as follows that the following Article 1 entitled APPLICATION OF AGREEMENT will be substituted for the corresponding article of this agreement:

                                    ARTICLE 1

APPLICATION OF AGREEMENT

          Reinsurance under this agreement will be limited to the mortality risk portion of insurance issued on the Exceptional Life Plan (Form Nos. 1012-83, 1012-86 and 1019-93), Exceptional Retirement Plan (Form Nos. 1016-83 and 1016-86), Vari-Exceptional Life Plan (Form Nos. 1018-87, 1918-91 and 1018-93), Exceptional Advantage Plan (Form No. 1021-90) and Select Life Plan (Form No. 1027-95) where such insurance is issued by State Mutual or by SMA Life Assurance company (a member of the America Group) and ceded to State Mutual.

This amendment will be effective for policies issued with policy dates of May 1, 1995 or later.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.

                                      STATE MUTUAL LIFE ASSURANCE COMPANY OF
                                      AMERICA

                                      By    /s/ Robert P. Mills, Jr.
                                         -----------------------------------

                                      Date  July 6, 1995
                                           ---------------------------------


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      By    /s/
                                         -----------------------------------

                                      Date  May 23, 1995
                                           ---------------------------------

                                AMENDMENT NO. 20

   to the Yearly Renewable Term Reinsurance Agreement Effective August 1, 1983

                                     between

                 STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY


It is agreed by the two companies as follows:

1. WHEREAS, State Mutual has changed its name to First Allmerica Financial Life Insurance Company; and

2. WHEREAS, SMA Life Assurance Company has changed its name to Allmerica Financial Life Insurance and Annuity Company (hereinafter called Allmerica Financial Life);

3. NOW, THEREFORE, this agreement is deemed to be between First Allmerica Financial Life Insurance Company (hereinafter called First Allmerica Financial) and Connecticut General, and all references to SMA Life are deemed to mean Allmerica Financial Life.

4. All provisions of this agreement, as previously amended, will continue in full force and effect.

This amendment will be effective October 11, 1995.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.


                                      FIRST ALLMERICA FINANCIAL LIFE INSURANCE
                                      COMPANY

                                      By    /s/ Robert P. Mills, Jr.
                                         -----------------------------------

                                      Date  November 22, 1995
                                           ---------------------------------


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      By    /s/
                                         -----------------------------------

                                      Date  12-1-95
                                           ---------------------------------

                                AMENDMENT NO. 21

   to the Yearly Renewable Term Reinsurance Agreement Effective August 1, 1983

                                     between

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY


1. The following Article 1 entitled APPLICATION OF AGREEMENT will be substituted for the corresponding article of this agreement:

APPLICATION OF AGREEMENT

     Reinsurance under this agreement will be limited to the mortality risk portion of insurance issued on the Exceptional Life Plan (Form Nos. 1012-83, 1012-86 and 1019-93), Exceptional Retirement Plan (Form Nos. 1016-83 and 1016-86), Vari-Exceptional Life Plan (Form Nos. 1018-87, 1918-91 and 1018-93), Exceptional Advantage Plan (Form No. 1021-90), Select Life Plan (Form No. 1027-95) and Single Premium Variable Universal Life (Form No. 1030-96) where such insurance is issued by First Allmerica Financial or by Allmerica Financial (a member of the America Group) and ceded to First Allmerica Financial.

2. The following Article 7 subsection entitled AMOUNTS AT RISK will be substituted for the corresponding article of this Agreement:

AMOUNT AT RISK

     In the year of issue the amount at risk for all plans covered under this Agreement, excluding the Single Premium Variable Universal Plan, is defined as the amount of insurance reinsured. For the Single Premium Variable Universal Life Plan, the amount at risk in the year of issue is defined as the amount of insurance reinsured less 30% of the single premium for automatic reinsurance and less the entire single premium for facultative reinsurance. The first year net amount at risk must equal or exceed $50,001 for any reinsurance to be ceded.

     In all subsequent policy years, the amount at risk is defined as the amount of insurance reinsured less 30% of the accumulated policy value on the entire policy at the end of the prior policy year for automatic reinsurance and less all accumulated policy values for facultative reinsurance and any exchanges.

     Increases in the death benefit that are underwritten in accordance with First Allmerica Financial's usual underwriting standards for individually selected risks for new issues will be considered as new insurance for the purpose of determining the reinsurance amount at risk.

This amendment will be effective for policies issued with policy dates of February 1, 1997 or later.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.


                                      FIRST ALLMERICA FINANCIAL LIFE INSURANCE
                                      COMPANY

                                      By    /s/ Robert P. Mills, Jr.
                                         -----------------------------------

                                      Date  May 19, 1997
                                           ---------------------------------


                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                      By    /s/
                                         -----------------------------------

                                      Date  May 15, 1997
                                           ---------------------------------

                    Allmerica Financial Correspondence Letter
                             to CIGNA RE Corporation
                               dated March 18,1994


                                 Omitted 1 Page